UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2020

LAKELAND FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	0-11487	35-1559596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 East Center Street Warsaw, Indiana	46580
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 267-6144

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LKFN	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 14, 2020, the Company’s annual meeting of stockholders was held. At the meeting, the stockholders elected Blake W. Augsburger, Robert E. Bartels, Jr., Darrianne P. Christian, Daniel F. Evans, Jr., David M. Findlay, Thomas A. Hiatt, Michael L. Kubacki, Emily E. Pichon, Steven D. Ross, Brian J. Smith, Bradley J. Toothaker, Ronald D. Truex and M. Scott Welch, each with terms expiring in 2021. Additionally, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation, granting our shareholders the right to amend the Bylaws of the Company, approved the advisory vote on executive compensation and ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020.

The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows:

Election of Directors:
				Broker
	For	Against	Abstain	Non-votes
Blake W. Augsburger	18,399,534	402,678	214,438	3,422,893
Robert E. Bartels, Jr.	18,050,764	756,127	209,759	3,422,893
Darrianne P. Christian	18,546,450	280,541	189,659	3,422,893
Daniel F. Evans, Jr.	14,818,529	2,340,943	1,857,178	3,422,893
David M. Findlay	18,456,992	506,404	53,254	3,422,893
Thomas A. Hiatt	18,011,891	875,574	129,185	3,422,893
Michael L. Kubacki	18,436,754	525,836	54,060	3,422,893
Emily E. Pichon	18,617,938	315,201	83,511	3,422,893
Steven D. Ross	18,281,838	611,114	123,698	3,422,893
Brian J. Smith	18,713,016	94,687	208,947	3,422,893
Bradley J. Toothaker	18,711,355	76,825	228,470	3,422,893
Ronald D. Truex	18,363,941	523,251	129,458	3,422,893
M. Scott Welch	18,241,044	727,237	48,369	3,422,893

Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation, granting our shareholders the right to amend the Bylaws of the Company:

For	Against	Abstain	Broker Non-votes
18,767,773	223,578	25,299	3,422,893

Approval of Advisory Proposal on Executive Compensation:

For	Against	Abstain	Broker Non-votes
18,434,593	456,914	125,143	3,422,893

Ratification of Crowe LLP as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-votes
21,861,297	571,917	6,329

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated: April 16, 2020	By:	/s/Lisa M. O’Neill
Lisa M. O’Neill
Executive Vice President
and Chief Financial Officer